SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934 Date
                        of Report (Date of earliest event
                           reported): February 6, 2007

                             Avalon Oil & Gas, Inc.
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             (Exact name of registrant as specified in its charter)

Nevada                              1-12850                     84-1168832
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(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)

                        7808 Creekridge Circle, Suite 105
                              Minneapolis, MN 55439

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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (952) 746-9652

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Section 7 --Regulation FD

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Item 7.01 Regulation FD Disclosure.

     Avalon Oil & Gas, Inc., has announced in press releases issued on February 6, 2007 and February 8, 2007 that Avalon, along with its partners, has commenced testing for productive capabilities prior to acquisition on the six well production property located in Grant Parish, Louisiana, subject to a recently announced letter of intent. Avalon owns an undivided twenty five percent (25%) working interest in the properties. A due diligence evaluation is also underway.

A) The February 6, 2007 press release announced that the first phase of field work consisting of moving a bottom hole assembly for a pumping unit deeper in one of the wells, along with related modification of the surface components of the pumping unit, has been completed.

B) The February 8, 2007 press release announced a workover has been completed on one of the wells to lower the bottom hole pump assembly, along with related modifications. Although fluid was recovered with an oil cut showing signs of improvement, mechanical complications have arisen that have limited production from this well over the last week. These complications have been addressed and this well is expected to be put back on production late this week.

     In addition, a second well is currently undergoing workover operations on the existing downhole pump, as well as modifications to the surface facilities. A third well has been placed in operation in its current condition. Upon completion of the current work on the second and third wells, production is expected to continue for a number of weeks in order to monitor the oil cut, total fluid production, and saltwater disposal capabilities of the property.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

   Exhibit No.   Description
   -----------   -----------

      99.1       Press Release dated February 6, 2007
      99.2       Press Release dated February 8, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Avalon Oil & Gas, Inc.

Date: February 12, 2007                     By: /s/ Kent Rodriguez
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                                            Kent Rodriguez, President